UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2004

The Finish Line, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release issued March 4, 2004

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 4, 2004, the registrant issued a press release, attached as Exhibit 99.1 to this Form 8-K, incorporated herein by reference. The press release disclosed material non-public information regarding the registrant’s sales results for the quarter ended February 28, 2004 and commented on the fourth quarter earnings outlook.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: March 4, 2004	By:	/s/ Kevin S. Wampler
Executive Vice President – Chief Financial
Officer and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued March 4, 2004

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